UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 3, 2005


                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


             Delaware              000-19480            58-1651222
  (State or other jurisdiction    (Commission         (IRS Employer
         of incorporation)         File No.)        Identification No.)

  1145 Sanctuary Parkway, Suite 200, Alpharetta, Georgia         30004
         (Address of principal executive offices)              (Zip Code)


                                 (770) 237-4300
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

     On August 3, 2005, Per-Se Technologies, Inc. ("Per-Se") issued a press release announcing its results of operations for the quarterly period ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.

     (c)     Exhibit 99.1 - Press Release dated August 3, 2005.



                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2005

                                           PER-SE TECHNOLOGIES, INC.



                                           By: /s/ CHRIS E. PERKINS
                                               ---------------------------------
                                               Chris E. Perkins
                                               Executive Vice President
                                               and Chief Financial Officer

                                  EXHIBIT INDEX


       Exhibit
         No.                       Description
         ---                       -----------

        99.1       Press Release dated August 3, 2005.